UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported:)  January 21, 2000
                                                   ----------------


                              SKIBO FINANCIAL CORP.
                  -------------------------------------------
             (Exact name of Registrant as specified in its Charter)



United States                        000-25009                25-1820465
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)




242 East Main Street, Carnegie, Pennsylvania                           15106
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(Address of principal executive offices)                            (Zip Code)

         Registrant's telephone number, including area code: (412) 276-2424
                                                             --------------


                                 Not Applicable
                     -------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 4.  Change in Registrant's Certifying Auditors
         ------------------------------------------

         On January 21, 2000, pursuant to direction from the Board of Directors ("Board") of Skibo Financial Corp., Carnegie, Pennsylvania, ("Corporation"), the Board's Audit Committee unanimously determined that it would discontinue the engagement of KPMG LLP, Pittsburgh, Pennsylvania, ("KPMG") as its independent auditors. Furthermore, the Audit Committee determined that the Corporation will engage Stokes Kelly & Hinds, LLC, Pittsburgh, Pennsylvania ("SKH"), as the
Corporation's auditors for the fiscal year ending March 31, 2000. The Corporation's decisions were effective January 21, 2000.

         KPMG audited the consolidated financial statements of the Corporation for the year ended March 31, 1999 and its successor, First Carnegie Deposit, for the year ended March 31, 1998. The Corporation and First Carnegie Deposit, are collectively referred to herein as the "Corporation." The audit reports of KPMG on the consolitated financial statements of the Corporation as of and for the years ended March 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended March 31, 1999 and 1998 and the subsequent interim period through January 21, 2000, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

         During the Corporation's two fiscal years ended March 31, 1999 and 1998 and the subsequent interim period preceding SKH's appointment, the Corporation did not consult SKH regarding the application of accounting principles, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements.

         KPMG has been requested by the Corporation to furnish the Corporation with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements made by Corporation.
Such letter is included as an exhibit to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

         (c)      Exhibits:

                  16       Response of KPMG LLP

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            SKIBO FINANCIAL CORP.


Date:    January 28, 2000                   By:      /s/ Walter G. Kelly
         ----------------                            ---------------------------
                                                     Walter G. Kelly
                                                     President and Chief
                                                     Executive Officer